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                          SERVUS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                                David A. Carlson
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                             Christine Hayer Repasy
                               Lizabeth H. Zlatkus
                              David M. Znamierowski

do hereby jointly and severally authorize Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, Colleen B. Pernerewski, W. Michael Stobart, and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Servus Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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By:  /s/ David A. Carlson                                         Dated as of February 16, 2004
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David A. Carlson

By:  /s/ Thomas M. Marra                                          Dated as of February 16, 2004
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Thomas M. Marra

By:  /s/ Ernest M. McNeill, Jr.                                   Dated as of February 16, 2004
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Ernest M. McNeill, Jr.

By:  /s/ Christine Hayer Repasy                                   Dated as of February 16, 2004
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Christine Hayer Repasy

By:  /s/ Lizabeth H. Zlatkus                                      Dated as of February 16, 2004
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Lizabeth H. Zlatkus

By:  /s/ David M. Znamierowski                                    Dated as of February 16, 2004
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David M. Znamierowski
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